Summary ProspectusMay 7, 2010

T. Rowe Price Global Real Estate Fund - TRGRX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated May 1, 2010, and Statement of Additional Information, dated May 1, 2010.

Investment Objective

The fund seeks to provide long-term growth through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.71%
Distribution and service (12b-1) fees	0.00%
Other expenses	3.70%
Total annual fund operating expenses	4.41%
Fee waiver/expense reimbursement	3.36%b
Total annual fund operating expenses after fee waiver/reimbursement	1.05%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bTo limit the fund`s expenses during its initial period of operations, T. Rowe Price Associates, Inc. agreed (through April 30, 2011) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary expenses), that would cause the fund`s ratio of expenses to average net assets to exceed 1.05%. Termination of the agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund`s expense ratio is below 1.05%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.05%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$107	$920	$1,863	$4,271

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 12.4% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of net assets in the equity securities of real estate companies throughout the world, including the U.S. The fund`s definition of real estate companies is broad and includes any company that derives at least 50% of its revenues or profits from, or commits at least 50% of assets to, real estate activities. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be in real estate companies outside the U.S. (at least 30% of net assets will be in real estate companies outside the U.S. if foreign market conditions are not favorable). A significant portion of the fund`s U.S. investments is expected to be in real estate investment trusts (REITs). REITs pool money to invest in properties (equity REITs) or mortgages (mortgage REITs). The fund`s investments in REITs are generally made in equity REITs. For purposes of selecting investments in the U.S. and outside the U.S., the fund defines the real estate industry broadly. It includes (but is not limited to) the following:

  REITs;

  real estate operating companies;

  brokers, developers, and builders of residential, commercial, and industrial properties;

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  property management firms;

  finance, mortgage, and mortgage servicing firms;

  construction supply and equipment manufacturing companies; and

  firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

  The fund will not own real estate directly and will have no restrictions on the size of companies selected for investment. Up to 20% of fund assets may be invested in companies that either derive a substantial portion of revenues or profits from servicing real estate firms, or that are unrelated to the real estate business.

  Stock selection is based on fundamental, bottom-up analysis that generally seeks to identify high-quality companies with both good appreciation prospects and income-producing potential. Factors considered by the portfolio manager in selecting real estate companies include one or more of the following: relative valuation; free cash flow; undervalued assets; quality and experience of management; type of real estate owned; and the nature of a company`s real estate activities.

  The fund is "nondiversified," meaning it may invest a greater portion of its assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.

  In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the fund`s management believes will provide an opportunity for substantial appreciation. These situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

  While most assets will be invested in common stocks, the fund may invest in other securities and use futures and options in keeping with the fund`s objectives.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

  Active management risk  The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

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  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Industry risk  A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the fund invests primarily in real estate companies, the fund may perform poorly during a downturn in the real estate industry. Real estate companies can be adversely affected by, among other things, general and local economic conditions, interest rates, changes in zoning or tax laws or other government regulations, overbuilding, and demographic trends such as population shifts.

  REIT investing risk  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

  Nondiversification risk  As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single large holding of the fund would adversely affect fund performance more than if the fund were invested in a larger number of companies. The fund`s share price can be expected to fluctuate more than that of a comparable diversified fund.

  Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the year depicted.

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  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	Since inception (10/27/08)
Global Real Estate Fund
Returns before taxes	33.62%	36.53%
Returns after taxes on distributions	31.94	34.27
Returns after taxes on distributions and sale of fund shares	22.02	29.79
FTSE EPRA/NAREIT Developed Real Estate Index	38.26	41.84
Lipper Global Real Estate Index	35.92	40.02

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

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  Management

  Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

  Portfolio Manager  David M. Lee is Chairman of the fund`s Investment Advisory Committee. Mr. Lee has been chairman of the committee since the fund`s inception in 2008 and he joined T. Rowe Price in 1993.

  Purchase and Sale of Fund Shares

  The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

  You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

  Tax Information

  Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Payments to Broker-Dealers and Other Financial Intermediaries

  If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

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  F173-045 5/7/10

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202